Table of Contents

USAA Family of Funds                          1
Message from the President                    2
Investment Review                             4
Message from the Manager                      5
Financial Information:
     Distributions to Shareholders            7
     Independent Auditors' Report             8
     Statement of Assets and Liabilities      9
     Portfolio of Investments in Securities  10
     Notes to Portfolio of Investments       15
     Statement of Operations                 16
     Statements of Changes in Net Assets     17
     Notes to Financial Statements           18

Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916
or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Stock Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1995, USAA. All rights reserved.


USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 29 funds by investment objective as of June 30, 1995. If you're interested in more information, please call us at 1-800-531-1087 for a prospectus. Please read the prospectus carefully before investing.


                                               Average Annual Total Return**
   Investment          Inception                                      Since      7-Day    30-Day***
   Objective              Date        1 yr      5 yrs     10 yrs    Inception    Simple     SEC

Capital Appreciation
Aggressive Growth      10/19/81      39.72      11.12      9.78          -         -         -
Emerging Markets        11/7/94        -          -         -         (.50 )       -         -
Gold                    8/15/84       6.88       4.66      2.86          -         -         -
Growth                   4/5/71      26.34      12.37     11.75          -         -         -
Growth & Income          6/1/93      21.19        -         -        10.49         -         -
International           7/11/88       4.23       7.89       -         9.33         -         -
World Growth            10/1/92       7.88        -         -        11.71         -         -

Asset Allocation
Growth and Tax
         Strategy****   1/11/89      11.09       8.59       -         8.93         -         4.06
Cornerstone
         Strategy****   8/15/84       9.25       9.24     12.00          -         -         -

Income - Taxable
GNMA                     2/1/91      11.00        -         -         8.08         -         6.79
Income                   3/4/74      15.07      10.00     10.04          -         -         6.87
Income Stock             5/4/87      19.52      12.26       -        11.44         -         -
Short-Term Bond          6/1/93       8.40        -         -         4.83         -         6.77

Income - Tax Exempt
Long-Term               3/19/82       7.28       7.66      8.60          -         -         5.79
Interediate-Term        3/19/82       7.60       7.71      7.82          -         -         5.22
Short-Term              3/19/82       5.23       5.52      5.76          -         -         4.36
California Bond*         8/1/89       8.96       7.66       -         7.23         -         5.79
Florida Tax-Free Income*10/1/93       7.82        -         -          .09         -         5.71
New York Bond*         10/15/90       7.36        -         -         8.65         -         5.60
Texas Tax-Free Income*   8/1/94          -        -         -         8.40         -         5.63
Virginia Bond*         10/15/90       8.79        -         -         8.31         -         5.78

Money Market
Money Market             2/2/81       5.33       4.76      6.06          -        5.75       -
Tax Exempt Money Market  2/6/84       3.34       3.57      4.45          -        3.82       -
Treasury Money Market
               Trust     2/1/91       5.06        -         -         4.01        5.69       -
California Money Market* 8/1/89       3.31       3.36       -         3.71        3.74       -
Florida Tax-Free Money
               Market*  10/1/93       3.23        -         -         2.72        3.74       -
New York Money Market* 10/15/90       3.15        -         -         2.98        3.69       -
Texas Tax-Free Money
               Market*   8/1/94         -         -         -         3.06        3.72       -
Virginia Money Market* 10/15/90       3.25        -         -         3.18        3.61       -

* Shares of the state funds are authorized for sale only to residents of the states listed above.

** Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in any money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will maintain a stable net asset value of $1 per share.

Some tax-exempt income may be subject to state or local taxes or the federal alternative minimum tax.

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

*** Calculated as prescribed by the Securities and Exchange Commission.

**** Formerly known as Balanced Portfolio Fund and Cornerstone Fund, respectively.



Message from the President

" . . .  I did decide to practice one
thing I have preached for many years."

Most of these messages look back at events. This one looks forward.

On January 29, 1995, my wife and I became grandparents. Karl Joseph Marbach was born to Alexandra, my wife's daughter, and her husband Keith Marbach. When my wife learned of the name Alexandra and Keith had chosen, she smiled. She noted that my middle names are Joseph Carl, and she said, "I think this kid's college education is secure."

"Secure" may be an exaggeration, but I did decide to practice one thing
I have preached for many years. I told Alexandra to get the little fellow a social security number, and as soon as she furnished that to me (well, almost as soon), I opened an InveStart((registered trademark)) account for Karl Joseph. This account, in the USAA Income Stock Fund, was opened for $100, and will have $50 per month added to it by an electronic funds transfer from my checking account.

InveStart is a program that we have offered for many years. For now it is available for use with the Income Stock Fund, Cornerstone Strategy Fund and Money Market Fund.(1) That lineup will soon expand. We originally intended it for young USAA members as a good way to start investing. We found, however, that many grandparents were using it as I just did.

The effect for Karl Joseph can be quite powerful. It is well documented that the stock market, as measured by the S&P 500 stock index, has produced a total return of 10% for the last 18 years ended July 31, 1995 (Source: Lipper Analytical Services, Inc.).(2)

The chart on the next page shows the growth of an account with a $100 initial investment and $50 subsequent monthly investments for 18 years at an 8% return - a hypothetical figure based upon and more conservative than historical results. It is for illustrative purposes only and should not be considered an indication of fund performance by any of the USAA Family of Funds.

[Photograph of Michael J. C. Roth, President and Chairman of the Board appears here]

A systematic plan like this doesn't assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of low and high price levels.

[A graph is shown here which shows the growth of an account with a $100 initial investment and $50 subsequent monthly investments for 18 years at an 8% return - a hypothetical figure based upon and more conservative than historical results. The horizontal axis shows the years, and the vertical axis shows the dollar amount. The beginning value is $100 and the ending value is $24,209.]

In 18 years, college will cost more than it does now. This sum today would go a long way toward an education in an in-state public university. In 18 years it will not buy as much education as it does today, but it will be quite meaningful. If we add to the cash flow on birthdays, or if other relatives kick in, it will be even more meaningful. And it is relatively painless.

I promise to keep you posted on the progress of Karl Joseph's education fund. This is not theoretical; it is real.

Sincerely,

Michael Joseph Carl Roth
President and
Vice Chairman of the Board

(1)An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will maintain a stable net asset value of $1 per share. Please read the prospectus carefully before you invest or send money.

(2)Past performance is no guarantee of future results.
Hypothetical Illustration:


Investment Review

Income Stock Fund

OBJECTIVE: Current income with the prospect of increasing dividend income and the potential for capital appreciation.

Types of Investments: Common stocks of well-established, large companies with above-average dividend yields.

                                    7/31/95
Net Assets                     $1,408.4 Million
Net Asset Value Per Share      $14.96

Average Annual Total Return as of 7/31/95

1 Year                            18.83%
5 Years                           12.77%
Since inception on May 4, 1987    11.57%

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 5/4/87 to 7/31/95, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: USAA Income Stock Fund - $24,699 and the S&P 500 Index - $25,282.]


The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Message from the Manager

[Photograph of Harry W. Miller, Portfolio Manager appears here]


Fund Performance

We are pleased with the performance of common stocks since the last reporting period. The rise has been broad - not centering on just one or two industry sectors. Corporate earnings have been steadily increasing; however, companies have not been increasing their dividends in direct proportion. Instead, they have been purchasing their own stock (a positive sign) and restructuring to lower costs. We expect these trends to continue.

For the past 12 months, the Income Stock Fund is rated in the top third of its Lipper Analytical ratings.(1) Areas that did particularly well relative to the market were healthcare, aerospace/defense, machinery, paper & forest products (convertibles), computer systems (convertibles), semi-conductors (convertibles) and tobacco. Areas that hurt us relative to the market were electric power and real estate investment trusts. Even though they had positive returns for the period, they did not keep up with the S&P 500 index.

Some outstanding individual performers for the year were: Deere, Bristol-Myers Squibb, Sears, Roebuck, & Co., Sprint, B.F. Goodrich, Philip Morris, James River, Delta Airlines, National Semiconductor, First Chicago and Unisys. The last five mentioned are convertibles. The total of all convertibles, as of 7/31/95, makes up 21.4% of the portfolio. We have been very successful in this area and have taken capital gains. Convertible securities provide a high-dividend yield, a chance for appreciation with the underlying common stock, and a diversification into industries and companies that we sometimes could not achieve using common stock because of a low-dividend yield. Recently added convertibles to the portfolio are Mascotech and Alco Standard. One disappointment was Morrison Knudson, which has been sold.

(1) According to Lipper Analytical Services, Inc., which ranked the USAA Income Stock Fund #32 out of 111 and #16 out of 55 equity income funds based on the total returns for the 1- and 5-year periods ended 7/31/95, respectively. Past Performance is no guarantee of future results.

Outlook

We will continue pursuing the increasing dividend trend for the calendar year ending December 31, 1995, as we have every year since the inception of the Fund (May 4, 1987).

Increasing Dividends

                       Annual Income
   Calendar            Dividend per
     Year                 Share
     ----                 -----
     1987                 $.19*
     1988                  .48
     1989                  .57
     1990                  .65
     1991                  .68
     1992                  .70
     1993                  .71
     1994                  .75
     1995                  .39**

     *    From inception on May 4, 1987
     **   Through June 30, 1995


The stock market has produced outstanding results so far this year because of lower interest rates, higher corporate earnings, and low inflation. We do not see these factors changing much in the near future. Therefore, it's my opinion that owning equities, even though there may be a correction in the market, is a good place to be for the investor.


Top 10 Equity Holdings
(% of Net Assets)

Bristol-Myers Squibb     4.4
Philip Morris Cos.       4.1
Dow Chemical             3.7
Occidental Petroleum     3.4
Unisys Corp Pfd "A"      3.3
GTE                      3.3
Allegheny Power System   3.1
First Chicago Pfd "B"    3.0
Bankers Trust New York   2.8
Delta Air Lines Pfd "C"  2.6


Top 10 Industries
(% of Net Assets)

Electric Power                    13.4
Real Estate Invest Trusts         12.8
Tobacco                            9.2
Oil - Domestic                     8.9
Healthcare - Diversified           6.7
Telephones                         5.8
Bank Hldg Cos - Money Ctr          5.8
Chemicals                          5.4
Computer Systems                   3.3
Natural Gas Distribution-Pipelines 3.0


Percentages of the net assets in the portfolio of the investments referenced in the Message from Manager are as follows: healthcare-diversified 6.7%; aerospace/defense 1.6%, machinery 1.9%, paper & forest products 2.1%;
computer systems 3.3%; electronics - semi-conductors 1.0%, tobacco 9.2%; electric power 13.4%; real estate investment trusts 12.8%; Deere 1.9%, Bristol-Meyers Squibb 4.4%; Sears, Roebuck & Co. .9%; Sprint .5%;
B.F. Goodrich 1.6%; Philip Morris 4.1%; James River 2.1%; Delta Airlines 2.6%; National Semiconductor 1.0%; First Chicago 3.0%, Unisys 3.3%; Mascotech .3%; Alco Standard 1.0%.

See page 10 for a complete listing of the Portfolio of Investments in Securities.


Distributions to Shareholders

USAA Income Stock Fund completed its fiscal year on July 31, 1995. As required by Federal Law (Internal Revenue Code of 1986, as amended, and the Regulations thereunder), the following sets forth per share data concerning the portions of the dividend distributions which represent domestic dividend income qualifying for the dividends received deduction and long-term capital gains for the year ended July 31, 1995.

The per share data on this schedule reflects distributions related to earnings for the fiscal year ended July 31, 1995, including any distributions subsequent to year end which relate to those earnings. Therefore, the per share data on this table may not agree with other disclosures concerning distributions which occurred during the fiscal year.

     Dividend income -
          domestic (qualifying)    $    .7500

     Long-term capital gain             .2470
                                   ----------
     TOTAL DISTRIBUTIONS           $    .9970
                                   ==========

Independent Auditors' Report

The Shareholders and Board of Directors
USAA Mutual Fund, Inc.:

We have audited the accompanying statement of assets and liabilities and portfolio of investments in securities of the Income Stock Fund of USAA
Mutual Fund, Inc. as of July 31, 1995, the related statement of operations for the year ended July 31, 1995, the statements of changes in net assets for the year ended July 31, 1995 and the ten-month period ended July 31, 1994, and the financial highlights information presented in note 7 to the financial statements for each of the periods in the five-year period ended July 31, 1995. These financial statements and the financial highlights information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights information referred to above present fairly, in all material respects, the financial positionof the Income Stock Fund of USAA Mutual Fund, Inc. as of July 31, 1995, the results of its operations for the year ended July 31, 1995, the changes in its net assets for the year ended July 31, 1995 and the ten-month period ended July 31, 1994, and the financial highlights information for each of the periods in the five-year period ended July 31, 1995, in conformity with generally accepted accounting principles.





                                   KPMG PEAT MARWICK LLP
San Antonio, Texas
September 5, 1995




Income Stock Fund
Statement of Assets and Liabilities
(In Thousands)

July 31, 1995


Assets
     Investments in securities, at market value
         (identified cost of $1,284,528)                   $    1,399,814
     Cash                                                             621
     Receivables:
          Capital shares sold                                         604
          Dividends and interest                                    3,874
          Securities sold                                           5,786
                                                            -------------
               Total assets                                     1,410,699
                                                            -------------

Liabilities
     Securities purchased                                             661
     Capital shares redeemed                                          681
     USAA Investment Management Company                               593
     USAA Transfer Agency Company                                     215
     Accounts payable and accrued expenses                            178
                                                            -------------
          Total liabilities                                         2,328
                                                            -------------
              Net assets applicable to capital shares
                  outstanding                              $    1,408,371
                                                           ==============
Represented by:
     Paid-in capital                                       $    1,269,689
     Accumulated undistributed net investment income                2,689
     Accumulated net realized gain on investments                  20,707
     Net unrealized appreciation of investments                   115,286
                                                           --------------
      Net assets applicable to capital shares outstanding  $    1,408,371
                                                           ==============
      Capital shares outstanding                                   94,114
                                                           ==============
      Net asset value, redemption price, and offering
                                price per share            $        14.96
                                                           ==============

See accompanying notes to financial statements.


Income Stock Fund

Portfolio of Investments in Securities

July 31, 1995

                                                                Market
     Number                                                     Value
   of Shares                       Security                     (000)
   ---------                       --------                     -----


                              Common Stocks (76.6%)


               Aerospace/Defense (1.6%)
   427,000     B.F. Goodrich Co.                           $    23,165
                                                              --------
               Automobiles (1.0%)
   500,000     Ford Motor Co.                                   14,438
                                                              --------

               Bank Holding Companies - Money Center (2.8%)
   600,000     Bankers Trust New York Corp.                     38,700
                                                              --------

               Chemicals (5.4%)
   700,000     Dow Chemical Co.                                 51,887
   666,200     Lyondell Petrochemical Co.                       18,320
   100,000     Olin Corp.                                        5,788
                                                              --------
                                                                75,995
                                                              --------

               Electric Power (13.4%)
 1,800,000     Allegheny Power System, Inc.                     43,200
   503,300     Central Hudson Gas & Electric Corp.              13,337
   700,000     CINergy Corp.                                    18,200
   500,000     Houston Industries, Inc.                         21,875
    65,100     IES Industries, Inc.                              1,424
   950,700     Portland General Corp.                           21,866
   400,000     Public Service Co. of Colorado                   12,650
 1,050,000     Public Service Enterprise Group, Inc.            29,138
   445,000     Southwestern Public Service Co.                  13,072
   400,000     Texas Utilities Co.                              13,550
                                                               -------
                                                               188,312

               Healthcare - Diversified (6.7%)
   400,000     American Home Products Corp.                     31,600
   900,000     Bristol-Myers Squibb Co.                         62,325
                                                               -------
                                                                93,925
                                                               -------

               Insurance - Multi/Line Companies (1.6%)
   357,600     Aetna Life & Casualty Co.                        22,127
                                                               -------

               Insurance - Property/Casualty (0.8%)
   370,814     Allstate Corp.                                   11,588
                                                               -------

               Machinery - Diversified (1.9%)
   300,000     Deere & Co.                                      26,962
                                                               -------

               Natural Gas Distribution - Pipelines (3.0%)
   908,600     National Fuel Gas Co.                            25,441
   662,700     NICOR, Inc.                                      16,816
                                                               -------
                                                                42,257
                                                               -------

               Oil - Domestic (8.9%)
   300,000     Atlantic Richfield Co.                           34,575
 2,150,000     Occidental Petroleum Corp.                       48,375
   250,000     Pennzoil Co.                                     11,719
 1,000,000     Sun Co., Inc.                                    30,125
                                                               -------
                                                               124,794
                                                               -------

               Oil - International (2.0%)
   424,800     Texaco, Inc.                                     28,249
                                                               -------

               Real Estate Investment Trusts (12.8%)
   200,000     Beacon Properties Corp.                           4,225
   709,000     Burnham Pacific Properties, Inc.                 10,103
    65,000     Camden Property Trust                             1,357
    42,100     Chateau Properties, Inc.                            900
   200,000     Chelsea GCA Realty, Inc.                          5,550
    70,000     Colonial Properties Trust                         1,698
   100,000     Columbus Realty Trust                             1,925
   504,800     Developers Diversified Realty Corp.              15,333
   397,500     Equity Residential Properties Trust              11,726
   500,000     Glimcher Realty Trust                            10,687
   300,000     Health Care Property Investors, Inc.              9,712
   300,000     HGI Realty, Inc.                                  7,462
   100,000     Highwood Properties, Inc.                         2,525
   191,600     IRT Property Co.                                  1,940
   200,000     JDN Realty Corp.                                  4,350
   375,000     Liberty Property Trust                            7,500
   420,000     Manufactured Home Communities, Inc.               6,668
   520,000     Merry Land & Investment Co.                      11,180
   500,000     Nationwide Health Properties, Inc.               19,812
   100,000     Paragon Group, Inc.                               1,888
   200,000     Post Properties, Inc.                             6,075
   150,000     Shurgard Storage Centers, Inc.                    3,544
   124,000     South West Property Trust, Inc.                   1,488
   250,000     Starwood Lodging Trust*                           6,500
   270,000     Storage USA, Inc.                                 7,762
   100,000     Tanger Factory Outlet Centers, Inc.               2,700
    75,000     Weeks Corp.                                       1,744
   140,000     Weingarten Realty Investors, Inc.                 4,988
   375,000     Wellsford Residential Property Trust              8,344
                                                              --------
                                                               179,686
                                                              --------

               Retail Stores - General Merchandising (0.9%)
   400,000     Sears, Roebuck & Co.                             13,050
                                                              --------
               Savings & Loan Holding Companies (0.9%)
   600,000     Great Western Financial Corp.                    12,825
                                                              --------

               Telephones (5.8%)
 1,300,000     GTE Corp.                                        46,150
   700,000     NYNEX Corp.                                      28,875
   200,000     Sprint Corp.                                      6,850
                                                              --------
                                                                81,875
                                                             ----------

               Tobacco (7.1%)
   800,000     American Brands, Inc.                            31,900
   800,000     Philip Morris Companies, Inc.                    57,300
   400,000     RJR Nabisco Holdings Corp.                       11,050
                                                             ----------
                                                               100,250
                                                             ----------
               Total common stocks (cost: $991,874)          1,078,198
                                                             ---------


                            Preferred Stocks (17.8%)

               Airlines (2.6%)
   600,000     Delta Air Lines, Inc. depositary shares
                   "C", $3.50 convertible                       37,125
                                                             ---------

               Aluminum (1.6%)
 2,100,400     Kaiser Aluminum Corp. depositary shares "A",
                 $.65 mandatory conversion premium              22,579
                                                             ---------

               Auto Parts (0.3%)
   300,000     Mascotech, Inc., $1.20 cumulative
                   convertible                                   4,238
                                                             ---------

               Bank Holding Companies - Money Center (3.0%)
   719,000     First Chicago Corp. depositary shares "B",
                    5.75% cumulative convertible                42,061
                                                             ---------

               Computer Systems (3.3%)
 1,150,000     Unisys Corp. depositary shares "A", $3.75
                     convertible                                46,719
                                                             ---------

               Electrical Equipment (0.8%)
   800,000     Westinghouse Electric Corp. depositary
                 shares "B", $1.53 convertible                  11,400
                                                             ---------

               Electronics - Semi-Conductors (1.0%)
   150,000     National Semiconductor Corp.
                depositary shares, $3.25 convertible            14,700
                                                             ---------

               Office Equipment & Supplies (1.0%)
   167,000     Alco Standard Corp. depository shares "BB",
                    6.50% cumulative convertible                13,590
                                                             ---------

               Paper & Forest Products (2.1%)
 1,000,000     James River Corp. depositary shares "P",
                    9.00% cumulative convertible                29,250
                                                             ---------

               Tobacco (2.1%)
 5,000,000 RJR Nabisco Holdings Corp. depositary shares "C",
                    $.60 cumulative exchangeable                29,375
                                                             ---------

               Total preferred stocks (cost: $223,584)         251,037

                                                             ---------

Principal                                                Coupon               Market
 Amount                          Security                 Rate     Maturity    Value
 ------                          --------                 ----     --------    -----

                                  Bonds (3.6%)
$   505  Atlantic Richfield Co. Exchangeable Notes       9.00%     9/15/97    $ 13,761
  6,810  Cooper Industries, Inc. Convertible Debentures  7.05      1/01/15       6,946
 20,303  Quanex Corp. Convertible Subordinated
             Debentures                                  6.88      6/30/07      19,846
 10,000  Time Warner, Inc. Convertible Debentures        8.75      1/10/15      10,437
                                                                              --------

               Total bonds (cost: $49,481)                                      50,990
                                                                              --------

                                Short-Term (1.4%)
         Commercial Paper
 19,589  General Motors Acceptance Corp. (cost: $19,589) 5.95       8/01/95     19,589
                                                                              --------

               Total investments (cost: $1,284,528)                         $1,399,814
                                                                            ===========



*Non-income producing.


Income Stock Fund
Notes to Portfolio of Investments

July 31, 1995

General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to netassets.


See accompanying notes to financial statements.

Income Stock Fund
Statement of Operations

(In Thousands)

Year ended July 31, 1995

Net investment income:
     Income:
          Dividends                                    $   73,845
          Interest                                          2,337
                                                        ---------
               Total income                                76,182
                                                        ---------
     Expenses:
          Management fees                                   6,262
          Transfer agent's fees                             2,333
          Custodian's fees                                    190
          Postage                                             300
          Shareholder reporting fees                          102
          Directors' fees                                       3
          Registration fees                                    90
          Audit fees                                           30
          Legal fees                                            5
          Other                                                42
                                                       ----------
               Total expenses                               9,357
                                                       ----------
                    Net investment income                  66,825
                                                       ----------
Net realized and unrealized gain on investments:
     Net realized gain                                     23,904
     Change in net unrealized appreciation/depreciation   129,417
                                                       ----------
                    Net realized and unrealized gain      153,321
                                                       ----------
Increase in net assets resulting from operations       $  220,146
                                                       ==========


See accompanying notes to financial statements.

Income Stock Fund
Statements of Changes in Net Assets
(In Thousands)

Year ended July 31, 1995
and Ten-month period ended July 31, 1994

                                                 1995            1994
                                                 ----            ----

From operations:
     Net investment income                   $  66,825         $  50,039
     Net realized gain on investments           23,904            17,070
     Change in net unrealized appreciation
         /depreciation of investments          129,417          (108,293)
                                             ---------         ---------

          Increase (decrease) in net assets
             resulting from operations         220,146           (41,184)
                                             ---------         ---------

Distributions to shareholders from:
     Net investment income                     (67,497)          (59,302)
                                             ---------         ---------

     Net realized gains                        (19,454)          (14,117)
                                             ---------         ---------

From capital share transactions:
     Shares sold                               236,760           382,685
     Shares issued for dividends reinvested     80,246            67,939
     Shares redeemed                          (231,854)         (189,683)
                                             ---------         ---------
      Increase in net assets from capital
                       share transactions       85,152           260,941
                                             ---------         ---------

Net increase in net assets                     218,347           146,338
Net assets:
     Beginning of period                     1,190,024         1,043,686
                                             ---------         ---------

     End of period                         $ 1,408,371       $ 1,190,024
                                           ===========       ===========

Undistributed net investment income
            included in net assets:
     Beginning of period                   $     3,361       $    12,624
                                           ===========       ===========

     End of period                         $     2,689       $     3,361
                                           ===========       ===========

Change in shares outstanding:
     Shares sold                                17,039            27,062
     Shares issued for dividends reinvested      5,811             4,875
     Shares redeemed                           (16,857)          (13,616)
                                           -----------       -----------

          Increase in shares outstanding         5,993            18,321
                                           ===========       ===========

Authorized shares of $.01 par value            135,000           135,000
                                           ===========       ===========


See accompanying notes to financial statements.

Income Stock Fund
Notes to Financial Statements
(In Thousands)

July 31, 1995

(1) Summary of Significant Accounting Policies

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of seven separate funds. The information presented in this annual report pertains only to the Income Stock Fund (the Fund).

On November 8, 1993, the Board of Directors of the Company voted to change the Fund's fiscal year end from September 30 to July 31. The financial information for the ten-month period ended July 31, 1994 reflects this change.

A. Security valuation _ The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes _ The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities _ As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.


(2) Line of Credit

The Fund participates with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996, for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under this Agreement, the Fund may borrow up to 5% of the market value of its assets or 10% of the Fund's assets taken at cost at the time of the borrowing, whichever amount is less. Borrowings under this Agreement will bear interest at .125% over the Federal Funds Rate as published by the Federal Reserve Bank of New York or at .125% over the London Interbank Offered Rate. The Fund had no borrowings under this Agreement during the year ended ended July 31, 1995.

(3) Distributions

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year. A long-term capital gain distribution of $.217 per share, declared and paid in September 1995, is not reflected in the accompanying financial statements.

(4) Investment Transactions

Purchases and sales of securities, excluding short-term securities, for the year ended July 31, 1995 were $511,921 and $430,784, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1995 was $142,974 and $27,688, respectively.

(5) Transactions with Manager

A. Management fees _ The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .50% of its annual average net assets.

B. Transfer agent's fees _ USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement _ The Company has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.

D. Brokerage services _ USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended July 31,1995 was $33.

(6) Transactions with Affiliates

USAA Investment Management Company is wholly owned by United Services Automobile Association (the Association), a large diversified financial services institution. At July 31, 1995, the Association and its affiliates owned 2,293 shares (2.4%) of the Fund.

(7) Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:

                                     Ten-Month
                     Year Ended     Period Ended
                      July 31,        July 31,        Year Ended September 30,
                       1995            1994          1993        1992      1991
                       ----            ----          ----        ----      ----
Net asset value at
 beginning of period  $ 13.50       $ 14.95         $ 13.42     $ 12.63    $ 10.27
Net investment income     .74           .60             .71         .71        .69
Net realized and
 unrealized gain (loss)  1.69         (1.12)           1.62         .78       2.34
Distributions from net
     investment income   (.75)         (.74)           (.71)       (.70)      (.67)
Distributions of realized
     capital gains       (.22)         (.19)           (.09)          _         _
                      --------      --------        --------    --------   --------
Net asset value at
     end of period    $ 14.96       $ 13.50         $ 14.95     $ 13.42    $ 12.63
                      ========      ========        ========    ========   =======
Total return (%) *      18.83         (3.53)          18.05       12.14      30.45
Net assets at
end of period (000)   $1,408,371    $1,190,024      $1,043,686  $ 480,733  $ 179,339
Ratio of expenses to
 average net assets (%)   .75           .73(a)          .70         .74        .83
Ratio of net investment
 income to average net
        assets (%        5.34          5.25(a)         5.43        5.99       6.30
Portfolio turnover (%)  34.94         24.82           26.98       15.79      26.65

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

* Assumes reinvestment of all dividend income and capital gain distributions during the period.